Deposits	12 Months Ended
Dec. 31, 2011
Deposits / Regulatory Capital Requirements [Abstract]
DEPOSITS
11.	DEPOSITS

Deposits consisted of the following major classifications at December 31, 2011 and 2010:

(Dollars in thousands)	2011	% of Total Deposits	2010	% of Total Deposits
Non-interest bearing deposits	$278,968	7.8%	$282,050	7.2%
Interest-earning checking accounts	485,160	13.5%	420,873	10.7%
Municipal checking accounts	679,055	18.9%	1,072,574	27.2%
Money market accounts	529,877	14.7%	622,050	15.8%
Savings accounts	783,388	21.8%	696,629	17.7%
Time deposits	838,354	23.3%	848,128	21.4%

Total deposits	$3,594,802	100.0%	$3,942,304	100.0%

The decrease in deposits of $347.5 million for the year ended December 31, 2011 was primarily due to the planned run-off of higher cost, non-relationship-based municipal deposits. For the year ended December 31, 2011, municipal deposit run-off was $393.5 million, which has helped stabilize net interest margin and improve the capital position of the Company.

Time deposit accounts outstanding at December 31, 2011 and 2010, mature as follows:

(Dollars in thousands)	2011	2010
0 to 6 months	$329,929	$328,805
7 to 12 months	162,038	294,011
13 to 24 months	119,262	139,194
Over 25 months	227,125	86,118

	$838,354	$848,128

The aggregate amount of certificate accounts in denominations of $100 thousand dollars or more totaled $149.1 million and $199.3 million at December 31, 2011 and 2010, respectively. Due to recent economic conditions, the FDIC has permanently raised deposit insurance per account owner to $250 thousand for all types of accounts. The FDIC is also providing unlimited deposit insurance for “non-interest bearing transaction accounts” until December 31, 2012.